UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  December 4, 2014
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FINJAN HOLDINGS, INC.
(Exact name of registrant as specified in its charter)
 ____________________

Delaware	000-33304	20-4075963
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

122 East 42nd Street, New York, New York		10168
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (646) 755-3320

(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

The disclosure set forth in Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

On December 4, 2014, Finjan Holdings, Inc. (the “Company”) sold its wholly-owned subsidiary, Converted Organics of California, LLC (“Converted Organics”), through which the Company operated its organic fertilizer business, to Converted Organics, LLC (the “Purchaser”).  The sale was effected pursuant to a Membership Interest Purchase Agreement (the “Purchase Agreement”), dated December 4, 2014, among the Company, the Purchaser and, for purposes of certain provisions thereof, Steven McShane (“McShane”).

In accordance with the Purchase Agreement, at the closing, the Purchaser paid the Company $675,000 in cash. As a result of the sale of Converted Organics, the Company no longer operates an organic fertilizer business. The Company continues to operate its web and network security technology as its only line of business.

The Purchaser is a newly-formed company in which McShane, the acting manager of Converted Organics prior to the sale, owns a minority interest.  Except for the Company’s relationship with McShane, none of the Company, its officers, directors or affiliates has any relationship with the Purchaser.  The amount of consideration payable to the Company in connection with the transaction was determined by arms-length negotiations between the Company and the Purchaser, and not pursuant to any specific formula or principle.

The Purchase Agreement contained customary representations and warrants made by the Purchaser, McShane and the Company, including, but not limited to, representations and warranties by the Company with respect to the capitalization, financial condition, liabilities, tax matters and legal proceedings of, or relating to, Converted Organics. The Company and the Purchaser also agreed to indemnify one another for breaches of representations, warranties and covenants contained in the Purchase Agreement, subject to certain limitations contained in the Purchase Agreement.

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, which is attached as Exhibit 2.1, and is incorporate herein by reference.

Item 7.01.  Regulation FD Disclosure

A copy of the press release is attached hereto as Exhibit 99.2.

Item 9.01. Financial Statements and Exhibits

(b) Pro forma financial information

The following unaudited pro forma financial information is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference:

•	Unaudited Pro Forma Condensed Combined Sheet as of September 30, 2014
•	Unaudited Pro Forma Condensed Combined Statement of Operations for the nine months ended September 30, 2014
•	Unaudited Pro Forma Condensed Combined Statement of Operations for the year ended December 31, 2013

(d)  Exhibits
Exhibit No.	Description
2.1	Membership Interest Purchase Agreement between Finjan Holdings, Inc. and Converted Organics, LLC, dated December 4, 2014.

99.1	Finjan Holdings, Inc. unaudited pro forma condensed combined financial information

99.2	Press Release, dated December 8, 2014

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FINJAN HOLDINGS, INC.

Date: December 9, 2014	By:	/s/ Philip Hartstein
Name: Philip Hartstein
Title: Chief Executive Officer & President

EXHIBIT INDEX

Exhibit No.	Description
2.1	Membership Interest Purchase Agreement between Finjan Holdings, Inc. and Converted Organics, LLC, dated December 4, 2014.

99.1	Finjan Holdings, Inc. unaudited pro forma condensed combined financial information

99.2	Press Release, dated December 8, 2014